                              MERRILL LYNCH & CO.

                             THE DEALER MANAGER FOR

                              THE SOUTHERN COMPANY

                           OFFER TO PURCHASE FOR CASH
           ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                               PREFERRED STOCK OF

                             GEORGIA POWER COMPANY

                                                          OUTSTANDING     CUSIP      PURCHASE PRICE
TITLE OF SERIES OF PREFERRED                                SHARES       NUMBER       (PER SHARE)
----------------------------                              -----------   ---------    --------------
Preferred Stock ($100 stated value)
  $4.60 Series..........................................    433,744     373334200       $ 85.98
  $4.60 (1962) Series...................................     70,000     373334309       $ 91.09
  $4.60 (1963) Series...................................     70,000     373334408       $ 91.09
  $4.60 (1964) Series...................................     50,000     373334507       $ 91.09
  $4.72 Series..........................................     60,000     373334606       $ 93.47
  $4.92 Series..........................................    100,000     373334705       $ 97.43
  $4.96 Series..........................................     70,000     373334853       $ 98.22
  $5.00 Series..........................................     14,090     373334804       $ 95.24
  $5.64 Series..........................................     90,000     373334887       $100.00

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997, UNLESS THE OFFER IS EXTENDED.

                                                                November 3, 1997

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     In our capacity as Dealer Manager, we are enclosing the material listed below relating to the invitation of The Southern Company, a Delaware corporation ("Southern"), to the holders of each series of preferred stock of Georgia Power Company (the "Company"), a Georgia corporation and direct utility subsidiary of Southern, listed above (each a "Series of Preferred") to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above plus from the Company the Interim Dividend (as defined in the Offer to Purchase and Proxy Statement (as defined below)), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated November 3, 1997 (the "Offer to Purchase and Proxy Statement"), and in the Letter of Transmittal and Proxy for the Shares tendered. As to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal and Proxy, constitutes the "Offer." Southern will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer. The Offer for a Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES AFTER THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. SEE "PROPOSED AMENDMENT AND PROXY SOLICITATION," "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF

THE OFFER" AND "TERMS OF THE OFFER -- EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

     IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

     The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbol "GPNPT" for the $4.60 Series of Preferred, "GPWNT" for the $4.60 (1962) Series of Preferred, "GPWMT" for the $4.60 (1963) Series of Preferred, "GPNLT" for the $4.60 (1964) Series of Preferred, "GPWKT" for the $4.72 Series of Preferred, "GPWJT" for the $4.92 Series of Preferred, "GPWIT" for the $4.96 Series of Preferred, "GPWGT" for the $5.00 Series of Preferred and "GPWHT" for the $5.64 Series of Preferred, indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have its authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company have issued notices informing their members and participants that the Shares are trading "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

     We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible.

     Southern will pay a solicitation fee of 1.50% of the stated value per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer; provided that with respect to transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Southern will pay a solicitation fee of 1.00% of the stated value per Share. With respect to fees that involve transactions for beneficial owners of whose ownership is less than 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case such fee shall be paid in full to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees that involve transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case, 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager).

     A designated Soliciting Dealer is an entity covered by a Letter of Transmittal and Proxy which designates its name as having solicited and obtained the tender, and it is (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the NASD, (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transfer and Proxy or on the Notice of Solicited Tenders (included below). No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Southern, the Company, the Depositary (as defined below), the

Dealer Manager or the Information Agent for purposes of the Offer. For all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials relating to the Offer."

     Southern will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. Southern will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the offer, subject to Instruction 6 of the Letter of Transmittal and Proxy.

     IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, THE BANK OF NEW YORK, AS DEPOSITARY (THE "DEPOSITARY"), MUST HAVE RECEIVED FROM SUCH SOLICITING DEALER A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED TENDERS IN THE FORM ATTACHED HERETO (OR FACSIMILE THEREOF) WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION OF THE OFFER.

     For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:

          1. The Offer to Purchase and Proxy Statement, dated November 3, 1997.

          2. A separate Letter of Transmittal and Proxy for each Series of Preferred for your use and for the information of your clients.

          3. A letter to shareholders of the Company from its President and Chief Executive Officer.

          4. A Notice of Guaranteed Delivery and Proxy to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the applicable Expiration Date (as defined in the Offer to Purchase and Proxy Statement).

          5. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer by Southern and with regard to the proxy solicitation by the Company.

          6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, providing information relating to backup federal income tax withholding.

          7. A return envelope addressed to The Bank of New York, the Depositary.

          8. A DTC Summary Voting Form to be used by participants of DTC to consolidate voting across multiple issues (i.e., summary ballot).

     EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR A PARTICULAR SERIES OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997, UNLESS THE OFFER IS EXTENDED.

     NEITHER SOUTHERN, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

     Any questions or requests for assistance or additional copies of the enclosed materials may be directed to Corporate Investor Communications, Inc., the Information Agent, or to us, as Dealer Manager, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Offer to Purchase and Proxy Statement.

                                          Very truly yours,

                                          Merrill Lynch & Co.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF SOUTHERN, THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                             GEORGIA POWER COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE $4.60 SERIES
                             CUSIP NUMBER 373334200

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY
            NOTICE OF SOLICITED TENDERS FOR THE $4.60 (1962) SERIES
                             CUSIP NUMBER 373334309

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer

---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY

            NOTICE OF SOLICITED TENDERS FOR THE $4.60 (1963) SERIES
                             CUSIP NUMBER 373334408

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY

            NOTICE OF SOLICITED TENDERS FOR THE $4.60 (1964) SERIES
                             CUSIP NUMBER 373334507

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE $4.72 SERIES
                             CUSIP NUMBER 373334606

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE $4.92 SERIES
                             CUSIP NUMBER 373334705

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE $4.96 SERIES
                             CUSIP NUMBER 373334853

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

    Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 1.50%
                     of the stated value per Share ($1.50)

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE $5.00 SERIES
                             CUSIP NUMBER 373334804

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                             GEORGIA POWER COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE $5.64 SERIES
                             CUSIP NUMBER 373334887

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER
(800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                  1.50% of the stated value per Share ($1.50)

                                                     Number of Shares             Number of
    DTC Participant            VOI Ticket              Requested for         Beneficial Owner(s)
        Number                   Number*                  Payment                Represented

        Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                  1.00% of the stated value per Share ($1.00)

                                                                   Number of
                                            Number of Shares       Beneficial      Name of Soliciting
   DTC Participant         VOI Ticket        Requested for          Owner(s)         Merrill Lynch
       Number               Number*             Payment           Represented            Dealer



---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

-------------------------------------------------------------------------------

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm
      --------------------------------------------------------------------------
                                 (Please Print)

Attention
          ----------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
             -------------------------------------------------------------------

Taxpayer Identification or Social Security No.
                                               ---------------------------------

Applicable VOI Number                              Number of Shares
                      -------------------------                      -----------

    IF SOLICITATION FEES ARE TO BE PAID TO ANOTHER ELIGIBLE INSTITUTION(S),
                      PLEASE COMPLETE THE FOLLOWING BOXES:

ISSUE CHECK TO:


Firm
      --------------------------------------------------------------------------
                                 (Please Print)

Attention
          ----------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
             -------------------------------------------------------------------

Taxpayer Identification or Social Security No.
                                               ---------------------------------

Applicable VOI Number                              Number of Shares
                      -------------------------                      -----------
Series
       ------------------------------

ISSUE CHECK TO:


Firm
      --------------------------------------------------------------------------
                                 (Please Print)

Attention
          ----------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
             -------------------------------------------------------------------

Taxpayer Identification or Social Security No.
                                               ---------------------------------

Applicable VOI Number                              Number of Shares
                      -------------------------                     ------------
Series
       ------------------------------


NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

--------------------------------------------------------------------------------

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Southern; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

Firm Name:
           ---------------------------------------------------------------------

By:
     ---------------------------------------------------------------------------

Title:
       -------------------------------------------------------------------------

Address (Including Zip Code):
                              --------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

--------------------------------------------------------------------------------